SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2006

SCHLUMBERGER N.V. (SCHLUMBERGER LIMITED)

(Exact name of registrant as specified in its charter)

Netherlands Antilles	1-4601	52-0684746
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

153 East 53rd Street, 57th Floor New York, New York 10022-4624

42, rue Saint-Dominique, Paris, France 75007

Parkstraat 83, The Hague, The Netherlands 2514 JG

(Addresses of principal executive offices and zip or postal codes)

Registrant’s telephone number in the United States, including area code: (212) 350-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 12, 2006, the stockholders of Schlumberger N.V. (Schlumberger Limited), a Netherlands Antilles corporation (“Schlumberger”), approved the amendment and restatement of the Schlumberger 2005 Stock Option Plan (the “Option Plan”). The amendments to the Option Plan (1) changed the name of the plan to the Schlumberger 2005 Stock Incentive Plan; (2) provided for the grant of restricted stock and restricted stock units with respect to up to 3,000,000 shares of common stock; (3) provided for certain limits on the vesting or holding period for restricted stock and restricted stock units; (4) provided that restricted stock or restricted stock units may not be granted to executive officers of Schlumberger unless the grants are subject to performance-based vesting; (5) made certain other conforming amendments; and (6) restated the plan in its entirety (such plan, as amended and restated, the “Amended and Restated Plan”). The Amended and Restated Plan was approved by Schlumberger’s Board of Directors on January 19, 2006, subject to stockholder approval, and is effective as of that date.

A description of the terms of the Amended and Restated Plan can be found in Schlumberger’s definitive proxy statement for the 2006 Annual General Meeting of Stockholders held on April 12, 2006, which was filed with the Securities and Exchange Commission on March 10, 2006. The section of the definitive proxy statement entitled “4. Approval of the Amendment and Restatement of the Schlumberger 2005 Stock Option Plan to Authorize Limited Grants of Restricted Stock and Restricted Stock Units” is incorporated by reference herein.

Item 8.01 Other Events.

On April 12, 2006, the stockholders of Schlumberger also approved an amendment to Schlumberger’s Articles of Incorporation to increase Schlumberger’s authorized common share capital (as defined in Schlumberger’s Articles of Incorporation) from 1,500,000,000 shares to 3,000,000,000 shares. A description of the amendment can be found in Schlumberger’s definitive proxy statement for the 2006 Annual General Meeting of Stockholders held on April 12, 2006, which was filed with the Securities and Exchange Commission on March 10, 2006. The section of the definitive proxy statement entitled “3. Adoption of Amendment to Schlumberger’s Articles of Incorporation to Increase Authorized Common Share Capital” is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10.1

Schlumberger 2005 Stock Incentive Plan (incorporated by reference to Appendix 1 to Schlumberger’s definitive proxy statement for the 2006 Annual General Meeting of Stockholders held on April 12, 2006).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCHLUMBERGER N.V.
(SCHLUMBERGER LIMITED)

By:	/s/ Howard Guild
Howard Guild
Chief Accounting Officer

Date: April 18, 2006